Exhibit 99.1

For Immediate Release

Phibro Animal Health Corporation Announces Regulatory Framework Change in Brazil for Antimicrobials

TEANECK, N.J., April 27, 2026 (Business Wire) — Phibro Animal Health Corporation (Nasdaq: PAHC) today announced expected implementation of a new regulatory framework governing the use of certain antimicrobials in Brazil that have growth promotion indications.

The Brazilian Ministry of Agriculture and Livestock (MAPA) published Ordinance No. 1617 on April 27, 2026, prohibiting the importation, manufacture, marketing and use of performance enhancing feed additives containing antimicrobials classified as important in human or veterinary medicine, including virginiamycin and bacitracin. This regulation brings Brazil into alignment with regulatory approaches adopted in other global markets. This prohibition will come into effect after a transition period of 180 days from the date of the Ordinance, during such times companies and customers may continue to use and sell the products under their current labels.

Phibro is working cooperatively with MAPA and relevant industry associations to support an orderly transition. The Company has been actively engaged with MAPA on new registrations of virginiamycin for therapeutic use in cattle and broiler chickens. These registrations are in the final stages of review and approval by MAPA and are expected during the transition period.

Phibro’s bacitracin product already carries therapeutic claims in Brazil.

Under the new regulatory framework, following the transition period, use of the subject antimicrobials will require a veterinary prescription. To support compliance and operational efficiency, Phibro is making available to the Brazilian market PhibroVet®, a digital platform designed to facilitate the creation, transmission, and management of veterinary prescriptions and prescription history.

Based on the 180 day transition period, the Company expects the regulatory change to have limited impact on its fiscal year 2026 results. Additional information will be provided during the Company’s upcoming earnings call scheduled for May 7, 2026.

About Phibro Animal Health Corporation

Phibro Animal Health Corporation is a leading global diversified animal health and nutrition company. The Company strives to be a trusted partner to livestock producers, farmers, veterinarians, and consumers who raise or care for farm and companion animals by providing solutions that help maintain and enhance animal health. For more information, visit www.pahc.com.

Forward-Looking Statements

DISCLOSURE NOTICES

Forward-Looking Statements: This communication contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical or current fact included in this communication are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. These statements are not guarantees of future performance or actions. If one or more of these risks or uncertainties materialize, or if management’s underlying assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. Forward-looking statements speak only as of the date on which they are made. Phibro expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A further list and description of risks, uncertainties and other matters can be found in our Quarterly Report on Form 10-Q and Annual Report on Form 10-K, including in the sections thereof captioned “Forward-Looking Statements” and “Risk Factors.” These filings and subsequent filings are available online at www.sec.gov, www.pahc.com, or on request from Phibro.

Internet Posting of Information: We routinely post information that may be important to investors in the “Investors” section of our website at www.pahc.com. We encourage investors and potential investors to consult our website regularly for important information about us.

Contact for Phibro Animal Health Corporation

Phibro Animal Health Corporation

Glenn C. David

Chief Financial Officer

+1-201-329-7300

or

investor.relations@pahc.com

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